SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the                                       [X]
                 Registrant
                 Filed by a                                         [ ]
                 Party other than the
                 Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

  (Name of Registrant as
  Specified In Its Charter)

                             (IF YOU CHECKED "FILED BY
                             REGISTRANT ABOVE" DO NOT
                             FILL THIS IN: Name of
                             Person(s) Filing Proxy
                             Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[  ]  Fee computed on table below
      per Exchange Act Rules
      14a-6(i)(1) and 0-11.

    (1)  Title of each class of
         securities to which
         transaction applies:

    (2)  Aggregate number of
         securities to which
         transaction applies:

    (3)  Per unit price or other
         underlying value of
         transaction
         computed pursuant to Exchange
         Act Rule 0-11:

    (4)  Proposed maximum aggregate
         value of transaction:

    (5)  Total Fee Paid:

[  ]  Fee paid previously with
      preliminary materials.

[  ]  Check box if any part of the
      fee is offset as provided by
      Exchange Act Rule 0-11(a) (2)
      and identify the filing for
      which the offsetting fee was
      paid previously.  Identify the
      previous filing by
      registration statement
      number, or the Form or
      Schedule and the date of
      its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or
       Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:


SPARTAN(registered trademark) MUNICIPAL INCOME FUND
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND
SPARTAN FLORIDA MUNICIPAL INCOME FUND
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
FUNDS OF
FIDELITY COURT STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund (the funds), will be held at
   a    n office of Fidelity Court Street Trust (the trust), 82
Devonshire Street, Boston, Massachusetts 02109, on December 15, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 1. To elect a Board of Trustees.

 2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.

 3. To authorize the Trustees to adopt an amended and restated
Declaration of Trust.

 4. To approve an amended management contract for Spartan Municipal
Income Fund.

 5. To approve an amended management contract, including a management fee structure change, for Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund.

 6. To approve an Agreement and Plan providing for the reorganization of Spartan Municipal Income Fund from a separate series of one
Massachusetts Business Trust to another.

 7. To eliminate Spartan Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

 8. To eliminate Spartan Connecticut Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

 9. To eliminate Spartan Florida Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

 10. To eliminate Spartan New Jersey Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.

 11. To eliminate Spartan Florida Municipal Income Fund's fundamental
investment poli   cies     regarding investments in debt securities of
   investment-grade quality     and below investment-grade quality.

 12. To amend Spartan Municipal Income Fund's fundamental investment
limitation concerning diversification    to exclude securities of
other investment companies from the limitation for the fund    .

 The Board of Trustees has fixed the close of business on October 18, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

October 18, 1999

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
REGISTRATION                                  VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer

   2)          ABC Corp.                      John Smith, Treasurer
               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)          ABC Trust                      Ann B. Collins, Trustee

   3)          Ann B. Collins, Trustee        Ann B. Collins, Trustee
               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft
               f/b/o Anthony B. Craft, Jr.
               UGMA


PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY COURT STREET TRUST:
SPARTAN MUNICIPAL INCOME FUND
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND
SPARTAN FLORIDA MUNICIPAL INCOME FUND
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
TO BE HELD ON DECEMBER 15, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Court Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund (the funds) and at any adjournments thereof (the Meeting), to be held on December 15, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts
02109, a   n     office of the trust and Fidelity Management &
Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 18, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately    $4,000 (Spartan Municipal Income
Fund), $2,000 (Spartan Connecticut Municipal Income Fund), $2,000 (Spartan Florida Municipal Income Fund), and $2,000 (Spartan New
Jersey Municipal Income Fund),     respectively. The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations for Spartan Municipal Income Fund will be paid by the fund, provided the expenses do not exceed Spartan Municipal Income Fund's existing expense cap of 0.53%. Expenses exceeding Spartan Municipal Income Fund's expense cap will be paid by FMR. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations for Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund will be borne by FMR. Spartan Municipal Income Fund (FMR for Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income
Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), subadviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting for Spartan Municipal Income Fund will be paid by the fund, provided the expenses do not exceed Spartan Municipal Income Fund's expense cap of 0.53%. Expenses exceeding Spartan Municipal Income Fund's expense cap will be paid by FMR. The expenses in connection with telephone voting for Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund will be borne by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds
at an anticipated cost of approximately $   6,000     (Spartan
Municipal Income Fund), $   2,000     (Spartan Connecticut Municipal
Income Fund), $   2,000     (Spartan Florida Municipal Income Fund)
and $   2,000     (Spartan New Jersey Municipal Income Fund).

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund of the trust issued and outstanding as of August 31, 1999 are indicated in the following table:

SPARTAN MUNICIPAL INCOME FUND                          360,720,591
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND               32,219,409
SPARTAN FLORIDA MUNICIPAL INCOME FUND                   37,780,833
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND                35,696,278

As of August 31, 1999 , the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.

 Shareholders of record at the close of business on October 18, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR
ENDED NOVEMBER 30, 199   8    , CALL 1-800-544-8888 OR WRITE TO
FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 4 THROUGH 12 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

The following tables summarize the proposals applicable to each fund.


Proposal #  Proposal Description            Applicable Fund(s)             Page

 1.         To elect as Trustees the        All                            6
            nominees presented in
            proposal 1.

 2.         To ratify the selection of      All                            15
            PricewaterhouseCoopers LLP
            as independent accountants
            of the funds.

 3.         To authorize the Trustees to    All                            16
            adopt an amended and
            restated Declaration of Trust.

 4.         To approve an amended           Spartan Municipal Income Fund  17
            management contract for the
            fund that would reduce the
            management fee payable to
            FMR by the fund as FMR's
            assets under management
            increase and allow future
            modifications of the
            contract without a
            shareholder vote if
            permitted by the 1940 Act.

 5.         To approve an amended           Spartan Connecticut Municipal  20
            management contract,            Income Fund Spartan Florida
            including a management fee      Municipal Income Fund
            structure change for the        Spartan New Jersey Municipal
            fund and allow future           Income Fund
            modifications of the
            contract without a
            shareholder vote if
            permitted by the 1940 Act.

 6.         To approve an agreement and     Spartan Municipal Income Fund  26
            plan providing for the
            reorganization of the fund
            from a separate series of
            one Massachusetts business
            trust to a separate series
            of another Massachusetts
            business trust.

 7.         To eliminate the fundamental    Spartan Municipal Income Fund  27
            80% investment policy and
            adopt a comparable
            non-fundamental policy.

 8.         To eliminate the fundamental    Spartan Connecticut Municipal  27
            80% investment policy and       Income Fund
            adopt a comparable
            non-fundamental policy.

 9.         To eliminate the fundamental    Spartan Florida Municipal      28
            80% investment policy and       Income Fund
            adopt a comparable
            non-fundamental policy.

 10.        To eliminate the fundamental    Spartan New Jersey Municipal   29
            80% investment policy and       Income Fund
            adopt a comparable
            non-fundamental policy.

 11.        To eliminate the fundamental    Spartan Florida Municipal      29
            investment policy regarding     Income Fund
            investments in debt
            securities of
            investment-grade quality and
            below investment-grade
            quality.

 12.        To amend the diversification    Spartan Municipal Income Fund  30
            limitation to exclude
            "securities of other
            investment companies" from
            issuer diversification limits.



1. TO ELECT A BOARD OF TRUSTEES.

 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Court Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. E. Bradley Jones is
scheduled to retire at the end of 1999 and it is proposed that    Ned
C. Lautenbac    h serve as Trustee effective    January 1, 2000    .
It is intended that the enclosed proxy card will be voted for the election as Trustees of the nominees listed below, unless such authority has been withheld in the proxy card.

 Except for    Mr. Lautenbach    , all nominees named below are
currently Trustees of Fidelity Court Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy and Robert C. Pozen, were selected by the trust's Nominating and Administration Committee (see page
   16    ) and were appointed to the Board in March 1997, January 1997
and August 1997, respectively.    Mr. Lautenbach     was selected by
the trust's Nominating and Administration Committee and    will be
appointed to the Board effective January 1, 2000    . None of the
nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M.
Gates, William O. McCoy, Robert C. Pozen, and    Mr. Lautenbach
each of the nominees is currently a Trustee of    57     registered
investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr.
    Pozen are currently Trustees of    55     registered investment
companies advised by FMR.    Mr. Lautenbach     is not currently a
Trustee of any registered investment companies advised by FMR.

    In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation**          Year of Election or Appointment


Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of USA Waste
                             Services, Inc.
                             (non-hazardous waste, 1993),
                             CH2M Hill Companies
                             (engineering), Rio Grande,
                             Inc. (oil and gas
                             production), and Daniel
                             Industries (petroleum
                             measurement equipment
                             manufacturer). In addition,
                             he is a member of advisory
                             boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (67)    Prior to her retirement in      1992
                             September 1991, Mrs. Davis
                             was the Senior Vice
                             President of Corporate
                             Affairs of Avon Products,
                             Inc. She is currently a
                             Director of BellSouth
                             Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing,
                             1991), and the TJX
                             Companies, Inc. (retail
                             stores), and previously
                             served as a Director of
                             Hallmark Cards, Inc.
                             (1985-1991) and Nabisco
                             Brands, Inc. In addition,
                             she is a member of the
                             President's Advisory Council
                             of The University of Vermont
                             School of Business
                             Administration.

Robert M. Gates  (56)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of LucasVarity PLC
                             (automotive components and
                             diesel engines), Charles
                             Stark Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (original equipment and
                             replacement products). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chairman, Chief   1977
                             Executive Officer and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc., and
                             Fidelity Management &
                             Research (Far East) Inc.

Nominee (Age)                Principal Occupation **         Year of Election or Appointment

Donald J. Kirk  (67)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business
                             and a financial consultant.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and Valuation
                             Research Corp. (appraisals
                             and valuations, 1993-1995).
                             He serves as Chairman of the
                             Board of Directors of
                             National Arts Stabilization
                             Inc., Chairman of the Board
                             of Trustees of the Greenwich
                             Hospital Association,
                             Director of the Yale-New
                             Haven Health Services Corp.
                             (1998), a Member of the
                             Public Oversight Board of
                             the American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

*Peter S. Lynch  (56)        Vice Chairman and Director of   1990
                             FMR. Prior to May 31, 1990,
                             he was a Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan Fund and FMR Growth
                             Group Leader; and Managing
                             Director of FMR Corp. Mr.
                             Lynch was also Vice
                             President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (66)       Vice President of Finance for   1997
                             the University of North
                             Carolina (16-school system,
                             1995). Prior to his
                             retirement in December 1994,
                             Mr. McCoy was Vice Chairman
                             of the Board of BellSouth
                             Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Weeks
                             Corporation of Atlanta (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996) and
                             the Kenan Transport Co.
                             (1996). Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy serves
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994) and for the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (71)    Chairman of G.M. Management     1989
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997).

Marvin L. Mann  (66)         Chairman of the Board of        1993
                             Lexmark International, Inc.
                             (office machines, 1991).
                             Prior to 1991, he held the
                             positions of Vice President
                             of International Business
                             Machines Corporation ("IBM")
                             and President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997); and
                             President and a Director of
                             Fidelity Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             and Fidelity Management &
                             Research (Far East) Inc.
                             (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a of Director
                             of ConAgra, Inc.
                             (agricultural products),
                             Georgia Power Company
                             (electric utility), National
                             Life Insurance Company of
                             Vermont, American Software,
                             Inc., and AppleSouth, Inc.
                             (restaurants, 1992).

Nominee (Age)                Principal Occupation**          Year of Election or Appointment

Ned C. Lautenbach++  (55)    Partner of Clayton, Dubilier    2000
                             & Rice, Inc. (private equity
                             investment firm) since
                             September 1998. Mr.
                             Lautenbach was Senior Vice
                             President of IBM Corporation
                             from 1992 until his
                             retirement in July 1998.
                             From 1993 to 1995 he was
                             Chairman of IBM World Trade
                             Corporation. He also was a
                             member of IBM's Corporate
                             Executive Committee from
                             1994 to July 1998. He is a
                             Director of PPG Industries
                             Inc. (glass, coating and
                             chemical manufacturer),
                             Dynatech Corporation (global
                             communications equipment),
                             Eaton Corporation (global
                             manufacturer of highly
                             engineered products) and
                             ChoicePoint Inc. (data
                             identification, retrieval,
                             storage, and analysis).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

++ Nominated to serve as Trustee effective on or about January 1, 2000, upon retirement of E. Bradley Jones.

 As of August 31, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended November 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended November 30, 1998, the committee held four meetings.

 The trust's Nominating and Administration Committee is currently
composed of Messrs. McDonough (Chairman), Mann   ,     Williams    and
E. Bradley Jones (scheduled to retire at the end of 1999)    . The
committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended November 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended November 30, 1998, or calendar year ended December 31, 1998, as applicable.

COMPENSATION TABLE


AGGREGATE COMPENSATION FROM     Edward C. Johnson 3d**  Abigail P. Johnson **,#  Ralph F. Cox      Phyllis Burke Davis
EACH FUND

Spartan Municipal Income FundB  $ 0                     $ 0                      $ 1,128           $ 1,117

Spartan Connecticut Municipal    0                       0                        128               127
Income FundB

Spartan Florida Municipal        0                       0                        155               154
Income FundB

Spartan New Jersey Municipal     0                       0                        134               133
Income FundB

TOTAL COMPENSATION FROM THE     $ 0                     $ 0                      $ 223,500         $ 220,500
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM     Donald J. Kirk          Peter S. Lynch**         William O. McCoy  Gerald C. McDonough
EACH FUND

Spartan Municipal Income FundB  $ 1,154                 $ 0                      $ 1,134           $ 1,389

Spartan Connecticut Municipal    130                     0                        129               158
Income FundB

Spartan Florida Municipal        158                     0                        156               191
Income FundB

Spartan New Jersey Municipal                             0                        135               166
Income FundB

TOTAL COMPENSATION FROM THE     $ 226,500               $ 0                      $ 223,500         $ 273,500
FUND COMPLEX*,A




COMPENSATION TABLE


AGGREGATE COMPENSATION FROM     Robert M. Gates  J. Gary Burkhead **  E. Bradley Jones##
EACH FUND

Spartan Municipal Income FundB  $ 1,134          $ 0                  $ 1,122

Spartan Connecticut Municipal    129              0                    128
Income FundB

Spartan Florida Municipal        156              0                    155
Income FundB

Spartan New Jersey Municipal     135              0                    134
Income FundB

TOTAL COMPENSATION FROM THE     $ 223,500        $ 0                  $ 222,000
FUND COMPLEX*,A

AGGREGATE COMPENSATION FROM     Marvin L. Mann   Robert C. Pozen**    Thomas R. Williams
EACH FUND

Spartan Municipal Income FundB  $ 1,122          $ 0                  $ 1,134

Spartan Connecticut Municipal    127              0                    129
Income FundB

Spartan Florida Municipal        153              0                    156
Income FundB

Spartan New Jersey Municipal     133              0                    135
Income FundB

TOTAL COMPENSATION FROM THE     $ 220,500        $ 0                  $225,500
FUND COMPLEX*,A



* Information is for the calendar year ended December 31, 1998 for 230 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory Board of certain trusts, including Fidelity Court Street
Trust.

   ## E. Bradley Jones is scheduled to retire at the end of 1999.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates,
$   75,0    00; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000;
William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the
non-interested Trustees elected voluntarily to    defer a portion of
their compensation as follows: Ralph F. Cox,     $55,039; Marvin L.
Mann, $5   5,03    9;    William O. McCoy, $55,039;     and Thomas R.
Williams, $6   3    ,4   33    .

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
2.  TO RATIFY THE SELECTION OF    PRICEWATERHOUSECOOPERS     LLP AS
    INDEPENDENT ACCOUNTANTS OF THE FUNDS.

 By a vote of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised each fund that to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in each fund, inconsistent with the independence standards pertaining to accountants.

 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED
   DECLARATION OF TRUST.

 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On September 17, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER
SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

 SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

 As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

 OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of
Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment
Provisions" on pages    26 and 32    .

 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN MUNICIPAL
   INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract (Present Contract) currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract
Amendment Provisions" on page    26     for more details. THE AMENDED
CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT CONTRACT. (For information on FMR, see the section entitled "Activities and Management of FMR" on
page        .)

 PROPOSED AMENDMENT(S) TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment(s), is
supplied as Exhibit    2     on page    50     . Except for the
modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management
Contract    of Spartan Municipal Income Fund    " beginning on page
   37    .) If approved by shareholders, the Amended Contract will
take effect on January 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 2000, and thereafter only as long as its continuance is approved at least annually as above.

 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $408 billion.

 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $408 billion or less. Above $408 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.

 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds four new fee breakpoints for assets under FMR's management above $408 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled
"Present Management Contract    of Spartan Municipal Income Fund    "
beginning on page .)

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                            AMENDED CONTRACT

Average Group Assets ($  Present Contract*  Average Group Assets ($  Amended Contract
billions)                                   billions)

Over 372                 .1200%             372 - 408                .1200%

                                            408 - 444                .1175%

                                            444 - 480                .1150%

                                            480 - 516                .1125%

                                            Over 516                 .1100%


The result at various levels of group net assets is illustrated by the table below.

EFFECTIVE ANNUAL GROUP FEE RATES

Group Net Assets ($ billions)  Present Contract*  Amended Contract

150                            .1736%             .1736%

200                            .1652%             .1652%

250                            .1587%             .1587%

300                            .1536%             .1536%

350                            .1494%             .1494%

400                            .1459%             .1459%

450                            .1430%             .1427%

500                            .1407%             .1399%

550                            .1388%             .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 Average assets under FMR's management for    August     1999 were
approximately $7   63     billion.

 COMPARISON OF MANAGEMENT FEES. For the month ended    August
1999, average assets under management by FMR were approximately
$7   63     billion. The fund's management fee rate under the Amended
Contract, for the month ended    August    , 1999, would have been
 .379 6 %, compared to .383 6 % under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $408 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract.

 The following chart compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended
November, 1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.

Present Contract Management  Amended Contract Management Fee  Percentage Difference
Fee*

$ 11,372,000                 $ 11,303,000                      (0.61%)


* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended August 31, 1999 to the management fee the fund would have incurred if the Amended Contract had been in effect.


Present Contract Management  Amended Contract Management Fee  Percentage Difference
Fee*

$ 17,646,000                 $ 17,492,000                      (0.87%)



* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period(s) from November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees received materials specifically relating to the Amended Contract. These materials included (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.

 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT, INCLUDING A MANAGEMENT FEE STRUCTURE CHANGE, FOR SPARTAN CONNECTICUT MUNICIPAL INCOME
   FUND, SPARTAN FLORIDA MUNICIPAL INCOME FUND, AND SPARTAN NEW JERSEY MUNICIPAL INCOME FUND.

 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the funds approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract changes each fund's current "all-inclusive" management fee arrangement to a "group fee" arrangement that is standard for other Fidelity municipal bond funds. The change in each fund's management fee structure is discussed in more detail below. In addition, the Amended Contract allows FMR and the trust, on behalf of each fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page
   35     for more details.

 MODIFICATION OF MANAGEMENT FEE STRUCTURE. The proposed management fee structure differs significantly from the funds' current management fee structure. Under the terms of each fund's existing management contract (Present Contract), the funds pay an all-inclusive management fee to FMR that covers substantially all fund expenses. Specifically, under the Present Contract, FMR pays each fund's operating expenses, with limited exceptions. In contrast, under the terms of the Amended Contract, each fund would pay its management fee and other expenses separately. FMR would no longer pay the funds' other expenses.

 If approved, the proposed group fee structure will result in a lower management fee. Under the proposed group fee structure, each fund's total operating expense ratio may, however, exceed its current rate of 0.55%. If the Amended Contract is approved, FMR has voluntarily agreed to limit each fund's total operating expense ratio to 0.53% of each fund's average net assets through December 31, 2000. See "Comparison
of Management Fees and Total Expenses" on page    32     for more
detailed information on the financial effects of changing to the proposed group fee structure.

 Each fund's current management fee is an annual percentage of each fund's average net assets and is calculated and paid monthly. Under the Present Contract, each fund pays FMR a management fee at an annual rate of 0.55% of each fund's average daily net assets. Under the terms of the Present Contract, FMR not only provides the funds with investment advisory and research services, but also pays all of the funds' expenses, with the exception of fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR; interest on borrowings; taxes; brokerage fees and commissions; and such non-recurring expenses as may arise, including costs of any litigation to which the funds may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation. The management fee that the funds pay FMR is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

 The Amended Contract would replace each fund's existing all-inclusive management fee structure with a group fee structure that is standard for other Fidelity municipal bond funds. Under the terms of the Amended Contract, each fund would pay a management fee as well as its other expenses.

 Under the Amended Contract, each fund's management fee would be calculated by adding a Group Fee Rate to an Individual Fund Fee Rate and multiplying the result by each fund's average net assets. The Group Fee Rate varies based upon the monthly average of the net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Individual Fund Fee Rate is a fixed rate specific to each fund. Under the Amended Contract, each fund's Individual Fund Fee Rate would equal 0.25%.

 Each fund's proposed Group Fee Rate would be calculated according to the graduated schedule below. The schedule provides for different fee rates for different levels of assets under management by FMR. As illustrated in the table, the rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when the total assets managed by FMR increase.

GROUP FEE RATE SCHEDULE

Average Group Assets                   Annualized Rate

0                      -   $3 billion  .3700%

3                      -   6           .3400

6                      -   9           .3100

9                      -   12          .2800

12                     -   15          .2500

15                     -   18          .2200

18                     -   21          .2000

21                     -   24          .1900

24                     -   30          .1800

30                     -   36          .1750

36                     -   42          .1700

42                     -   48          .1650

48                     -   66          .1600

66                     -   84          .1550

84                     -   120         .1500

120                    -   156         .1450

156                    -   192         .1400

192                    -   228         .1350

228                    -   264         .1300

264                    -   300         .1275

300                    -   336         .1250

336                    -   372         .1225

372                    -   408         .1200

408                    -   444         .1175

444                    -   480         .1150

480                    -   516         .1125

Over                       516         .1100

 Average assets under management by FMR for    August     1999 were
approximately $7   63     billion.

 Under the Amended Contract, in addition to the management fee, the funds will pay all of their other operating expenses, including (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the trust or FMR; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the trust and each fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders;
(viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations; (ix) a pro rata share, based on relative net assets of each fund and other registered investment companies having Advisory and Service or Management Contracts with FMR, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expenses of printing and mailing prospectuses and statements of additional information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which each fund is a party and the legal obligation which each fund may have to indemnify the Trustees and officers with respect thereto.

 Lastly, under each fund's current all-inclusive management fee arrangement, shareholders currently have the right to vote on any expense increases over 0.55% of average net assets. Under the Amended Contract, shareholders would also have the right to vote on any increases in FMR's management fee; however, because the management fee would not be all-inclusive, shareholders would not have the right to vote on other expense increases.

 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. As indicated below, if the Amended Contract is approved, each fund's management fee will decrease; although each fund's total operating expense ratio may increase. If the Amended Contract is approved, FMR has voluntarily agreed to limit each fund's total operating expense ratio to 0.53% of its average net assets through December 31, 2000 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After December 31, 2000, each fund's total operating expense ratio could increase and could exceed the fund's current 0.55% all-inclusive management fee. However, at the level of assets under management by
FMR for    August     1999 ($7   63     billion), changing from the
funds' current 0.55% all-inclusive management fee rate to the proposed group fee structure (without any expense reimbursement) would result
in an estimated total operating expense ratio for    Spartan
Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund of 0.52%, 0.52% and
0.53%, respectively    .

 The following charts compare each fund's management fee under the
terms of    it    s Present Contract for the fiscal year ended
November 30, 1998, to the management fee that each fund would have incurred under the Amended Contract if it had been in effect during that period.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$1,957,880                   $1,369,370                   (30.06%)


SPARTAN FLORIDA MUNICIPAL INCOME FUND

Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$2,370,588                   $1,658,027                   (30.06%)


SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$2,054,831                   $1,437,183                   (30.06%)


* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from each fund. Under the Amended Contract, FMR is not responsible for paying each fund's expenses; each fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

 The following charts compare each fund's management fee under the terms of the Present Contracts for the twelve month period ended
   August     31, 1999, to the management fee that each fund would
have incurred under the Amended Contract if it had been in effect during that period.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND


Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$2,038,046                   $1,413,701                   (30.63%)



SPARTAN FLORIDA MUNICIPAL INCOME FUND


Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$2,447,864                   $1,698,010                   (30.63%)



SPARTAN NEW JERSEY MUNICIPAL INCOME FUND


Present Contract Management  Amended Contract Management  Percentage Difference*
Fee*                         Fee*

$2,177,900                   $1,510,544                   (30.64%)



* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from each fund. Under the Amended Contract, FMR is not responsible for paying each fund's expenses; the funds pay their operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

COMPARATIVE EXPENSE TABLE

 The following tables provide data concerning each fund's management
fees and expenses as a percentage of average net assets for the    12
month period     ended    May     3   1    , 199   9     under the
Present Contract and if the Amended Contract had been in effect during the same period.

 The following figures are based on historical expenses adjusted to reflect current fees and are calculated as a percentage of average net assets.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

                          Present Contract*  Amended Contract*

Management Fee            0.55%              0.38%

Rule 12b-1 Fee            none               none

Other Expenses            0.00%              0.14%

Total Operating Expenses  0.55%              0.52%


SPARTAN FLORIDA MUNICIPAL INCOME FUND

                          Present Contract*  Amended Contract*

Management Fee            0.55%              0.38%

Rule 12b-1 Fee            none               none

Other Expenses            0.00%              0.14%

Total Operating Expenses  0.55%              0.52%


SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

                          Present Contract*  Amended Contract*

Management Fee            0.55%              0.38%

Rule 12b-1 Fee            none               none

Other Expenses            0.00%              0.15%

Total Operating Expenses  0.55%              0.53%


* Under the Present Contract, FMR pays substantially all fund expenses from the 0.55% management fee it receives from the funds. Under the Amended Contract, FMR is not responsible for paying the funds' expenses; each fund pays its operating expenses separately from the management fee. See "Modification of Management Fee Structure" on page for more details.

 EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               Present Contract                    Amended Contract


                               1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years

Spartan Connecticut Municipal  $ 56    $ 176    $ 307    $ 689     $ 53    $ 167    $ 291    $ 653
Income Fund

Spartan Florida Municipal      $ 56    $ 176    $ 307    $ 689     $ 53    $ 167    $ 291    $ 653
Income Fund

Spartan New Jersey Municipal   $ 56    $ 176    $ 307    $ 689     $ 54    $ 170    $ 296    $ 665
Income Fund



 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the funds. The example above should not be considered a representation of past or future expenses of the funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of each fund, to amend each fund's Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the Trust, on behalf of each fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the Trust the ability to amend each fund's Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the Trust added flexibility to amend each fund's Management Contract subject to 1940 Act constraints. Of course, any future amendments to each fund's Management Contract would require the approval of each fund's Board of Trustees.

 EFFECTIVE DATE OF AMENDED CONTRACT. If approved by shareholders, each Amended Contract will take effect on January 1, 2000 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, or the vote of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund. If Amended Contract is not approved, each Present Contract will continue in effect through June 30, 2000, and thereafter only as long as its continuance is approved at least annually as above.
   C    op   ies     of the form of Amended Contract, marked to
indicate the proposed amendments,    are     supplied as Exhibit
   3     on page    58 (Spartan Connecticut Municipal Income Fund),
Exhibit 4 on page 61 (Spartan Florida Municipal Income Fund), and
Exhibit 5 on page 64 (Spartan New Jersey Municipal Income Fund). Except for the material modifications discussed in this proposal, each Amended Contract is substantially the same as each Present Contracts. (For a detailed discussion of each fund's Present Contract,
refer to the section entitled "Present Management Contract   s of
Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal
Income Fund and Spartan New Jersey Municipal Income Fund    "
b    eginning on page 45   .    )

MATTERS CONSIDERED BY THE BOARD

 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

 The proposal to present each Amended Contract to shareholders was approved by the Board of Trustees of the funds, including all of the Independent Trustees, on September 17, 1998. The Board of Trustees received materials relating to each Amended Contract in advance of the meeting at which each Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials specifically relating to each Amended Contract. These materials included (i) information on the investment performance of the funds, a peer group of funds, and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the funds, (iii) the economic outlook and the general investment outlook in the markets in which the funds invest, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets,
(4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.

 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including each fund's shareholders.

 In considering each Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of each Amended Contract include the following:

 BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to each Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend each Management Contract without the delays and potential costs of a proxy solicitation.

 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustee considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under each Present Contract and each Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the funds. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the funds. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the funds and whether the amount of profit is a fair entrepreneurial profit for the management of the funds. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the funds) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.

 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the funds.

 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee structure, that is the implementation of the Group Fee Rate structure and the proposed modification to each Present Contract's amendment provisions, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of each Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR each Amended Contract. If approved, each Amended Contract will take effect on the first day of the first month following shareholder approval.

6. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF SPARTAN MUNICIPAL INCOME FUND FROM A SEPARATE SERIES OF ONE
   MASSACHUSETTS BUSINESS TRUST TO ANOTHER.

 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to
this Proxy Statement as Exhibit    6    . The Plan of Reorganization
provides for the reorganization of Spartan Municipal Income Fund (the
Fund) from a separate series of Fidelity Court Street Trust (the Trust), a Massachusetts business trust, to a newly-established, separate series of Fidelity Municipal Trust (Municipal Trust), also a Massachusetts business trust (the Reorganization).

 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of Municipal Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement; see proposals 7 and
12).

 Both the Trust and Municipal Trust are Massachusetts business trusts. The Trust is presently seeking shareholder authorization to adopt the form of New Declaration of Trust that is described in Proposal 3 in this Proxy Statement. Municipal Trust has already adopted the form of New Declaration of Trust. If the Trust adopts the New Declaration of Trust, the rights of the Fund's shareholders under state law and the Fund's governing documents would be unaffected by the Reorganization. If the Trust does not adopt the New Declaration of Trust, the rights of the Fund's shareholders after the Reorganization under Municipal Trust's Declaration of Trust would differ from the rights that the shareholders currently enjoy under the Trust's existing Declaration of Trust. The differences between the Trust's existing Declaration of Trust and the form of New Declaration of Trust are discussed in Proposal 3.

 The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.

 In connection with the Reorganization, the Fund's fiscal year end will change from November to December, effective December 2000. The Trustees may change the fiscal year end of the Fund at their discretion in the future.

 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in the Proxy
Statement)(the New Management Contract)   . S    imilarly, Fidelity
Investments Money Management, Inc., (FIMM), the Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the Series under a Sub-Advisory Agreement substantively identical to the agreement in effect between FIMM (the successor to FMR Texas Inc.) and FMR immediately prior to the Closing Date (the New Sub-Advisory Agreement).

 The Fund's distribution agent, Fidelity Distributors Corporation
(FDC) will distribute shares of the Series under a General
Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.

 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the Trust, which has four series of shares or
funds. The Board of Trustees unanimously recommend   s
reorganization of the Fund to a separate series of Municipal Trust (i.e., into the Series), which will succeed to the business of the Fund. Moving the Fund from the Trust to Municipal Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.

 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of FMR, on September 17,
1998. The Board of Trustees recommend   s     that Fund shareholders
vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of Municipal Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see
"Temporary Waiver of Investment Restrictions" on page    42    ); and
authorization of the Trust, as sole shareholder of the Series, to approve (i) the New Management Contract; (ii) the New Sub-Advisory Agreement; and (iii) the Distribution and Service Plan for the Series under Rule 12b-1, substantively identical to the Plan in effect with respect to the Fund immediately prior to the Closing Date (the New
Plan). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the Trust.

 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.

 On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Municipal Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in exchange for such Fund Shares. Immediately after this distribution of the Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.

 The Plan of Reorganization authorizes the Trust as the sole initial shareholder of the Series to approve (i) the New Management Contract ,
(ii) the New Sub-Advisory Agreement, and (iii) the New Plan.

 Municipal Trust's Board of Trustees will hold office without time limits, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Municipal Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract and the New Sub-Advisory Agreement will continue in force until June 30, 2000. The New Plan will continue in force until April 30, 2000. The New Sub-Advisory Agreement and the New Management Contract will continue in force thereafter from year to year so long as their continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Municipal Trust, FMR, or, in the case of the agreement, FIMM, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by Municipal Trust, FMR, or FIMM, as the case may be, and will terminate automatically in the event of its assignment. The New Plan may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the fund.

 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 23, 2000 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.

 The obligations of the Trust and Municipal Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally, either party may at any time waive the other party's compliance with any of the covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.

 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Municipal Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.

 EXPENSES. The Fund and the Series shall each be responsible for all
of their respective expenses of the Reorganization, estimated a   t
$8,000 in the     aggregate, provided that they do not exceed the
fund's expense cap of 0.53%. Expenses exceeding the fund's expense cap, as applicable, will be paid by FMR.

 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Series Shares to the Fund's shareholders in exchange for their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.

 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of
Investment Restrictions" on page        ); authorization of the the
Trust, as sole shareholder of the Series, to approve (i) the New Management Contract, (ii) the New Sub-Advisory Agreement for the Series between FMR and FIMM, and (iii) the New Plan. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the Trust.

7. TO ELIMINATE SPARTAN MUNICIPAL INCOME FUND'S FUNDAMENTAL 80%
   INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy that is standard for other Fidelity national municipal bond funds. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset test" rather than an "income test." Fundamental policies can be changed or eliminated only with shareholder approval, while
non-fundamental policies    can     be changed without shareholder
approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its income is exempt from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's
80% polic   y    , as necessary, to comply with the SEC's "name test
rule" (Name Test Rule)    if and wh    en it is adopted without having
to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test
Rule governs the use of mutual fund names and,    if and     when
eventually adopted by the SEC, may apply to the fund.    If     a
definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the
definitive Name Test Rule   , if and when adopted    .

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy limit may
facilitate the fund'   s     compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will materially alter the manner in which the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and
   developments in the marketplace    .

 CONCLUSION. The Board of Trustees believes that eliminati   ng
the fund's fundamental 80% investment policy and adopti   ng     the
proposed non-fundamental investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

8. TO ELIMINATE SPARTAN CONNECTICUT MUNICIPAL INCOME FUND'S
   FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
   NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset
test   ,    "    which is standard for other Fidelity municipal bond
funds,     rather than an "income test". Fundamental policies can be
changed or eliminated only with shareholder approval, while
non-fundamental policies    can     be changed without shareholder
approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its income is exempt from both federal and Connecticut personal income taxes."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal and Connecticut personal income taxes."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's
80% polic   y    , as necessary, to comply with the SEC's "name test
rule" (Name Test Rule)    if and     when it is adopted without having
to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test
Rule governs the use of mutual fund names and,    if and     when
eventually adopted by the SEC, may apply to the fund.    If     a
definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the
definitive Name Test Rule   , if and when adopted    .

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy limit may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will materially alter the manner in which the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and
   developments in the marketplace    .

 CONCLUSION. The Board of Trustees believes that eliminati   ng
the fund's fundamental 80% investment policy and adopti   ng     the
proposed non-fundamental investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

9. TO ELIMINATE SPARTAN FLORIDA MUNICIPAL INCOME FUND'S FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE NON-FUNDAMENTAL
   POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset
test,"    which is standard for other Fidelity municipal bond
funds,     rather than an "income test"   .     Fundamental policies
can be changed or eliminated only with shareholder approval, while
non-fundamental policies    can     be changed without shareholder
approval. It is anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "The fund will normally invest so that at least 80% of its income distributions are free from federal income tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal income tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's
80% polic   y    , as necessary, to comply with the SEC's "name test
rule" (Name Test Rule)    if and     when it is adopted without having
to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test
Rule governs the use of mutual fund names and,    if and     when
eventually adopted by the SEC, may apply to the fund.    If     a
definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the
definitive Name Test Rule   , if and when adopted    .

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy limit may facilitate the fund's compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will materially alter the manner in which the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and
   developments in the marketplace    .

 CONCLUSION. The Board of Trustees believes that eliminat   ing
the fund's fundamental 80% investment policy and adopti   ng     the
proposed non-fundamental investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

10. TO ELIMINATE SPARTAN NEW JERSEY MUNICIPAL INCOME FUND'S
    FUNDAMENTAL 80% INVESTMENT POLICY AND ADOPT A COMPARABLE
    NON-FUNDAMENTAL POLICY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal to eliminate the fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy. If shareholders approve this proposal, the Trustees intend to eliminate the fund's fundamental 80% investment policy and adopt a non-fundamental policy that uses an 80% "asset
test,"    which is standard for other Fidelity municipal bond funds, rather than an "income test". Fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental
policies    can     be changed without shareholder approval. It is
anticipated that the elimination of the current fundamental policy and the adoption of the proposed non-fundamental policy will have no material impact on the way the fund is managed.

 The current fundamental 80% investment policy for the fund is as follows:

 "Under normal conditions, the fund will invest so that at least 80% of its income is exempt from both federal income tax and New Jersey Gross Income Tax."

 If the proposal to eliminate the current fundamental policy is approved, the Trustees intend to adopt the following non-fundamental policy:

 "The fund will normally invest at least 80% of its assets in municipal securities whose interest is exempt from federal income tax and New Jersey Gross Income Tax."

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will allow the Trustees to modify the fund's
80% polic   y    , as necessary, to comply with the SEC's "name test
rule" (Name Test Rule)    if and     when it is adopted without having
to incur the potential costs and delays of conducting a shareholder meeting.

 The SEC proposed the Name Test Rule in February 1997. The Name Test
Rule governs the use of mutual fund names and,    if and     when
eventually adopted by the SEC, may apply to the fund.    If     a
definitive version of the rule is ultimately adopted, the fund's 80% policy may require modification to comply with the requirements of the definitive rule. Briefly stated, eliminating the fund's fundamental 80% investment policy and adopting the proposed non-fundamental policy will give the Trustees the flexibility to comply more quickly with the
definitive Name Test Rule   , if and when adopted    .

 In addition, because the proposed asset-based test can be efficiently monitored, adopting an asset-based 80% investment policy limit may
facilitate the fun   d's     compliance efforts.

 As noted above, fundamental investment policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies are still subject, however, to the supervision of the Board of Trustees. Therefore, any future changes to the fund's proposed non-fundamental 80% policy, while not requiring shareholder approval, would require approval of the Board.

 In sum, it is not expected that approval of the proposal will materially alter the manner in which the fund is currently managed. Rather, approval of the proposal will provide the Trustees with additional flexibility to respond to future regulatory changes and
   developments in the marketplace    .

 CONCLUSION. The Board of Trustees believes that eliminati   ng
the fund's fundamental 80% investment policy and adopti   ng     the
proposed non-fundamental investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the fund's disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental policy will remain unchanged.

11. TO ELIMINATE SPARTAN FLORIDA MUNICIPAL INCOME FUND'S FUNDAMENTAL
    INVESTMENT POLIC   IES     REGARDING INVESTMENTS IN DEBT
    SECURITIES OF    INVESTMENT-GRADE QUALITY AND     BELOW
    I   NVESTME    NT-GRADE QUALITY.

 The Board of Trustees has approved, and recommends that the shareholders of the fund approve, a proposal that would eliminate certain fundamental investment policies. The elimination of these policies will allow the fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The elimination of these investment policies is not expected to materially affect the way the fund is managed.

 The fund's investment objective and certain fundamental investment policies read as follows:

 "Spartan Florida Municipal Income seeks the highest level of current income, exempt from federal income tax, available from municipal bonds judged by FMR to be of investment-grade quality. The fund may also invest a portion of its assets in bonds rated below investment-grade quality."

 If the proposal is approved, the fund's fundamental investment objective would remain unchanged but the fundamental investment policies would be eliminated as follows (deleted language is [bracketed]):

 "Spartan Florida Municipal Income seeks the highest level of current income[,] exempt from federal income tax[, available from municipal bonds judged by FMR to be of investment-grade quality. The fund may also invest a portion of its assets in bonds rated below investment-grade quality]."

 Because the foregoing policies are fundamental, they cannot be modified or eliminated without shareholder approval.

 DISCUSSION OF PROPOSED MODIFICATION. Eliminating the foregoing fundamental policies will allow the fund to more clearly communicate its investment strategy to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

 If the proposal is approved, the fund will continue to rely on its existing, more restrictive non-fundamental policy of investing in investment-grade securities. The fund does not currently invest, or intend to invest, in securities rated below investment-grade. As noted above, fundamental policies can be changed or eliminated only with shareholder approval, while non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

 Eliminating the fundamental policy will have no material effect on the way the fund is managed.

 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental investment policies regarding investment in investment-grade debt securities and securities rated below investment-grade will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the elimination of the policies will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by shareholders of the fund, the fund's current fundamental policies will remain in effect.

12. TO AMEND SPARTAN MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR THE FUND.

 The fund's current fundamental investment limitation concerning diversification is as follows:

 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is underlined):

 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

 The percentage limits in the proposed fundamental limitation concerning diversification are imposed by the 1940 Act. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies including the portion of the fund allocated to the fixed-income market. Pursuant to an order of exemption granted by the SEC, the fund may invest in short-term bond or money market funds managed by FMR or an affiliate of FMR (the Investment Funds). The Investment Funds currently do not bear the cost of investment advisory, management, or transfer agent fees, although they may do so subject to the conditions of the SEC order, including Board review of the total fees paid by shareholders of the fund. The Investment Funds currently pay minimal fees for services such as custodian, auditor, certain pricing and bookkeeping services, and Independent Trustees fees. FMR anticipates that investing in the Investment Funds will benefit the fund by enhancing the efficiency of the investment of cash generated by fund shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of the fund's investment objective. For some funds, the Investment Funds may serve as the principal option for cash investment. If the proposal is approved, future amendments to the fund's fundamental diversification limitation would continue to require shareholder approval.

 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.

 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit    7     beginning on page    82    .

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; Peter S.
Lynch, Vice Chairman   ; and Abigail P. Johnson, Senior Vice
President    . Each of the Directors is also a Trustee of the
trust   , except Abigail P. Johnson    . Messrs. Johnson 3d, Pozen,
John H. Costello, Matthew N. Karstetter, Eric D. Roiter,    Stanley N.
Griffith    , Thomas Simpson, Richard A. Silver, Fred L. Henning,
Dwight D. Churchill, George A. Fischer, Christine J. Thompson, and Norm U. Lind are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on
October 31, 1972. Members of Mr. Edward C. Johnson 3d's and    Ms.
Abigail Johnson's     family are the predominant owners of a class of
shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period December 1, 1997 through August 31, 1999, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

 FIMM is a wholly owned subsidiary of FMR formed in 1997 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.

 Funds with investment objectives similar to Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund, and Spartan New Jersey Municipal Income Fund for which FMR has entered into a sub-advisory agreement with FIMM (the successor to FMR Texas), and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 7 beginning on page    82    .

 The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; Director of FMR; and
President and Director of    FMR    , FMR U.K., and FMR Far East. Each
of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

PRESENT MANAGEMENT CONTRACT OF SPARTAN MUNICIPAL INCOME FUND

 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 4.

 In addition to the management fee payable to FMR, the fund reimburses Citibank, N.A. (Citibank) for its services as the fund's custodian,
transfer agent, and service agent.    Previously, the fund reimbursed
UMB Bank, n.a. (UMB) as the fund's custodian, transfer agent, and service agent. Prior to June 21, 1999, UMB acted as the fund's
custodian, transfer agent, and service agent.     Although the fund's
current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with Citibank, pursuant to which Citibank bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.

    Effective June 21, 1999,     Citibank has entered into a
sub-agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agency, dividend
disbursing and shareholder servicing functions for the fund.    (Prior
to June 21, 1999, UMB had a sub-agreement with FSC.)     U   nder both
sub-agreements,     FSC bears the expense of typesetting, printing,
and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses,
paid to FSC by    UMB     on behalf of the fund for the fiscal year
ended November 30, 1998 were $3,661,000.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is the fund's manager pursuant to a management contract dated December 1, 1994 which was approved by shareholders on November 16, 1994.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $643 billion of group net assets - the approximate level for November 1998 - was .1333%, which is the weighted average of the respective fee rates for each level of group net assets up to $643 billion.

 On January 1, 1996, FMR voluntarily modified the breakpoints in the group fee rate schedule. The revised group fee rate schedule, depicted below, provides for lower management fee rates as FMR's assets under management increase.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual  Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over - 516           .1100


 The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for November 1998, the fund's annual management fee rate would be calculated as follows:

Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

0.1333%         +  0.25%                     =  0.3833%


 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

 During fiscal 1998, FMR received $11,303,000 for its services as investment adviser to the fund. This fee was equivalent to 0.38% of the average net assets of the fund.

 FMR may, from time to time, agree to reimburse all or a portion of the fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

PRESENT MANAGEMENT CONTRACTS OF SPARTAN CONNECTICUT MUNICIPAL INCOME FUND, SPARTAN FLORIDA MUNICIPAL INCOME FUND AND SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue
under the proposed management contract described in proposal    5.

 Ef   fective June 21, 1999, Ci    tibank has entered into a
sub-agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agency, dividend disbursing and shareholder servicing functions for each fund.
   (Prior to June 21, 1999, UMB had a sub-agr    eement with FSC.)
Under    both     sub-agreement   s    , FSC bears the expense of
typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services.

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is responsible for the payment of all operating expenses of each fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders; legal expenses, fees of the custodian, auditor, and interested Trustees; each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services.

 FMR pays all other expenses of each fund with the following exceptions: fees and expenses of all Trustees of the trust who are not "interested persons" of the trust or FMR (the non-interested Trustees), interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

 FMR is Spartan Connecticut Municipal Income Fund's and Spartan New Jersey Municipal Income Fund's manager pursuant to management contracts dated January 1, 1992, which were approved by shareholders on December 11, 1991. FMR is Spartan Florida Municipal Income Fund's manager pursuant to a management contract dated February 20, 1992, which was approved by FMR, then sole shareholder of the fund, on March 13, 1992. The management fee paid to FMR is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

 For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.55% of its average net assets throughout the month. Fees received by FMR, after reduction of fees and expenses paid by each fund to the non-interested trustees, for the fiscal year ended November 30, 1998 from each fund were $1,957,880, $2,370,588, and $2,054,831, for Spartan Connecticut
Municipal Income Fund, Spartan Florida Municipal Income Fund and Spartan New Jersey Municipal Income Fund, respectively.

 FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

SUB-ADVISORY AGREEMENTS

 On behalf of Spartan Municipal Income Fund, Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund, and Spartan New Jersey Municipal Income Fund, FMR has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM) (the successor to FMR Texas) pursuant to which FIMM has primary responsibility for providing portfolio investment management services to each fund.

 Under the sub-advisory agreements,    dated January 1, 1999 F    MR
pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

 For the fiscal year ended November 30, 1998, no fees were paid by FMR to FIMM on behalf of the funds.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 During fiscal 1998, the funds paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

   ((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

((FORM OF AMENDED AND RESTATED
DECLARATION OF TRUST
DATED [JANUARY 19, 1995]_________))

 The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current
Declaration of Trust remain underlined in this Exhibit.

 ((AMENDED AND RESTATED DECLARATION OF TRUST, made __________))
[January 19, 1995] ((by each of the Trustees whose signature is affixed hereto (the "Trustees").))

 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration [of Trust ] to incorporate amendments duly adopted; and

 WHEREAS, this Trust was initially made on April 21, 1977 by Edward C. Johnson 3d and Caleb Loring, Jr. in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in ((t))[T]rust under this Amended and Restated Declaration of Trust as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

 SECTION [1.]((1.)) This Trust shall be known as "Fidelity Court
Street Trust".

DEFINITIONS

 SECTION[ 2.](( 2.)) Wherever used herein, unless otherwise required by the context or specifically provided:

 (a) The ((terms)) [Terms]"Affiliated Person((,")) [',] "Assignment((,")) [',] "Commission((,")) [',]"Interested Person((,")) [",] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be [applicable)] ((applicable),)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder));[amended from time to time;]

 (b) (("Bylaws" shall mean ))[The "Trust" refers to Fidelity Court Street Trust and reference to] the ((bylaws ))[Trust when applicable to one or more series]of the Trust, ((if any, as amended from time))[shall refer] to ((time;))[any such series;]

 (((c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

 (((d) "Declaration of Trust" means this Amended and Restated
Declaration of Trust, as further amended or restated, from time to time;))

 (((e)))[(c)] "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

 (((f))) [(d)] "Shareholder" means a record owner of Shares of the Trust;

(((g))) [(f)]" Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such ((Class)) [class] or ((Classes)) [classes] of Shares as the Trustees may from time to time create and ((establish)) [establish,] and including fractions of Shares as well as whole ((Shares as)) [shares] consistent with the requirements of Federal and/or state securities laws;

 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article ((III;))
III[.]

 (((i))) [b] (("Trust" refers to Fidelity Court Street Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;))

 (((j))) [(i)] The "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees;

 (((k))) [(g)] The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time[; and] ((.))

ARTICLE II
PURPOSE OF TRUST

 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

ARTICLE III
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

 SECTION [1.] ((1.)) The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of)) [is unlimited and] each ((Series, and Class thereof, is unlimited. Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or ((Class)) [class] of [Shareholders of] the ((Trust (a))) [Trust,] to create and establish (and to change in any manner) Shares or any Series or ((Classes))[classes] thereof with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((, ))determine[,]((; (b))) [time determine,] to divide or combine the Shares or any Series or ((Classes))[classes] thereof into a greater or lesser number; (c) [number,] to classify or reclassify any issued Shares into one or more Series or ((Classes))[classes] of ((Shares; (d)))[Shares,] to abolish any one or more Series or ((Classes))[classes] of ((Shares;))[,] and (((e)))to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES AND CLASSES[SERIES]

 SECTION [2.] ((2.)) The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class.)) At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish ((such)) [that] Series ((or Class)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

 SECTION [3.] ((3.)) The ownership of Shares shall be recorded in the books of the ((Trust))[.](( or a transfer or similar agent.)) The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by)) the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

 SECTION [4.] ((4.)) The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((, securities)) or ((other))[securities] ((property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES AND CLASSES

 SECTION [5.] ((5.)) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange((,)) or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition((,)) any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class,)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class.)) The assets belonging to a particular Series shall be so recorded upon the books of the Trust ((or of its agent or agents))[,] and shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.

 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charge((s,)) and reserves attributable to that Serie((s, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges, or reserves of the Trust [which]((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees ((, in their sole discretion, deem fair and equitable and shall be referred to as "liabilities belonging to" that Series or Class. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.))[shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes.] Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

 SECTION [6.] ((6.)) Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY

 SECTION [7.] ((7. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee))).

ARTICLE IV
THE TRUSTEES

MANAGEMENT OF THE TRUST

 SECTION [1.]((1.)) The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES] ((INITIAL TRUSTEES; ELECTION))

 SECTION [2.] ((2. The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, William L. Byrnes, and Caleb Loring, Jr. and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of this Article IV.]

TERM OF OFFICE OF TRUSTEES

 SECTION [3.] ((3.)) The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

 SECTION [4.](( 4.)) In case of the declination, death, resignation, retirement, [removal, incapacity,] or [inability] ((removal)) of any of the Trustees, ((or)) in case a vacancy shall, by reason of an increase in ((number of the Trustees,))[number,] or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust, estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act ((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

TEMPORARY ABSENCE OF TRUSTEES

 SECTION [5.] ((5.)) Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

 SECTION [6.] ((6.)) The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence ]or incapacity[,] shall be conclusive((.)) [, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

 SECTION [7.] ((7.)) The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

 SECTION [8.] ((8.)) The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

ARTICLE V
POWERS OF THE TRUSTEES

POWERS

 SECTION [1.] ((1.)) The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust ((. Except as otherwise provided herein or in the 1940 Act,)) the [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

 (a) To invest and reinvest cash and other property, and to hold cash or other property ((uninvested))[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

 (d) To employ [a] ((one or more)) bank((s,)) [or] trust compan[y]((ies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

 (e) To retain a transfer agent and Shareholder servicing agent, or both.

 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

 (g) To set record dates in the manner hereinafter provided for.

 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((investment)) [custodian] ((adviser, manager, custodian, underwriter, or other agent)) or ((independent)) [underwriter.] ((contractor.))

 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

 (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees((.)) [subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.]

 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))

 (n) To allocate assets,liabilities((, ))and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series[,] ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.

 (o) To consent to or participate in any plan for the reorganization, consolidation((, ))or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

 (r) To borrow money, and to pledge ((, mortgage, or hypothecate the assets of the Trust,)) subject to the applicable requirements of the 1940 Act.

 (s) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

 (u) To interpret the investment policies, practices or limitations of any Series.

 (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

 [(t)] (((w))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

 ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))

 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

 SECTION [2.] ((2.)) Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws[.]((, if any.))

ACTION BY THE TRUSTEES

 SECTION [3.] ((3.)) [The]((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting ((at)) [of] ((which)) the ((Trustees are present))[Trustees.] ((in person.)) At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((, ))and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax,))[or] telegram or ((other electro-mechanical means)) sent to his home or business address at least twenty-four(((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution ))of ((a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))

CHAIRMAN OF THE TRUSTEES

 SECTION [4.] ((4.)) The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

ARTICLE VI
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

 SECTION [1.] ((1.)) Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the [t]((T))rust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional Information[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL[,] UNDERWRITER, AND TRANSFER AGENT

INVESTMENT ADVISER

 SECTION [1.] ((1.)) Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub[-]((-)) advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub[-]((-)) adviser.

PRINCIPAL UNDERWRITER

 SECTION [2.] ((2. The Trustees may in their discretion from time to time enter into [(a)]((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may ((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII[,] or of the Bylaws, if any[;]((.)) [and s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

 SECTION [3.] ((3.)) The Trustees may((,)) in their discretion ((and)) from time to time ((,)) enter into [a] ((one or more)) transfer agency and Shareholder service contract s whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]Such contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

 SECTION [4.] ((4.)) Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

 SECTION [5.] ((5.)) Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act ((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof](( or)) other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof and no amendment to any contract, entered into pursuant to
Section 1 shall be effective unless assented to by a Majority
Shareholder Vote.

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

 SECTION [1.] ((1.)) The Shareholders shall have power to vote [(i)] (((a))) for the election of Trustees as provided in Article IV,
Section 2[, (ii)] ((; (b))) for the removal of Trustees as provided in
Article IV, Section 3(d)[, (iii)] (((c))) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[, (iv)] ((; (d))) with respect to ((any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;
(e) with respect to)) the amendment of this Declaration of Trust as provided in Article XII, Section 7[, (v)] ((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)] (((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

 On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, except [(i)]((as provided in the following sentence and except (a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)] (((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series[,] ((or Class thereof)) on any matter on which such Shareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust ((, if any,)) to be taken by Shareholders.

MEETINGS

 SECTION [2.] ((2.)) The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of)) the [same may be amended from time to time,] ((Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

 SECTION [3.] ((3.)) A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a [Series,] ((Series or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series[.] ((or Class.)) Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series[,] ((or Class,)) then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class ))is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))

ARTICLE IX
CUSTODIAN

APPOINTMENT AND DUTIES

 SECTION [1.] ((1.)) The Trustees shall at all times employ a bank ((, a company that is a member of a national securities exchange,))[or] trust company ((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):

 [(1)] (((1))) to hold the securities owned by the Trust and deliver the same upon written order or oral order((, ))if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

 [(2)] (((2))) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

 [(3)] (((3))) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:

 [(1)] (((1))) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

 [(2)] (((2))) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions ((hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.))

 [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank ((, a company that is a member of a national securities exchange, trust company,)) or [trust company organized] ((other entity permitted ))under the [laws] ((1940 Act, as modified by or interpreted by any applicable order or orders)) of the [United States] ((Commission or any rules or regulations adopted)) or [one] ((interpretative releases)) of the [states thereof and] ((Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[,] or [otherwise in accordance with] ((by)) the 1940 [Act as from time to time amended.] ((Act.))

CENTRAL [CERTIFICATE] DEPOSITORY SYSTEM

 SECTION [2.] ((2.)) Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 [Act as from time to time amended,] ((Act,)) pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((; ))provided that all such deposits shall be subject to withdrawal only upon the order of the [Trust.] ((Trust or its custodian, subcustodians, or other authorized agents.))

ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]((DISTRIBUTIONS, REDEMPTIONS AND
DETERMINATION OF NET ASSET VALUE))

 SECTION 1.

  (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

  (b) The Trustees shall have ((the)) power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series ((, or Classes thereof,)) at the election of each Shareholder of that Series.

  ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

  (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series ((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

 SECTION [2.] ((2.)) In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this
Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

 SECTION [3.] ((3.)) The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of [their] ((its)) powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

 SECTION [4.] ((4.)) The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))

ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

 SECTION [1.] ((1.)) Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION OF COVERED PERSONS

 SECTION 2.

 (a) Subject to the exceptions and limitations contained in Section
(b) below:

  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

 (b) No indemnification shall be provided hereunder to a Covered
Person:

  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

   (A) by the court or other body approving the settlement;

   (B) by at least a majority of those Trustees who are neither
[interested persons] ((Interested Persons)) of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)] (((i)))such Covered Person shall have provided appropriate security for such undertaking[,]((;)) (b)(((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)] (((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

INDEMNIFICATION OF SHAREHOLDERS

 SECTION [3.] ((3.)) In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

ARTICLE XII
MISCELLANEOUS

TRUST NOT A PARTNERSHIP((,)) ETC.

 SECTION [1.] ((1.)) It is hereby expressly declared that a trust ((is created hereby)) and not ((a partnership, joint stock association, corporation, bailment, or any form of a legal relationship))[partnership] ((other))[is] ((than ))[created] ((a))[hereby.] ((trust.)) No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with ((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract ((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present ((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence ((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE[']S' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

 SECTION [2.] ((2.)) The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation ((of)) this Declaration of Trust, and subject to the provisions of
Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

 SECTION [3.] ((3.)) The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.

 [(a)] SECTION 4((.1. ))[THIS] ((DURATION. The ))Trust shall continue without limitation of time((,)) but subject to the provisions [of sub-section (b)] of this [Section 4.]((Article XII.))

 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

  [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

 ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))

  [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

  (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

  (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below; and))

 [Upon making provision] (((iii) after paying or adequately providing ))for the payment of all ((liabilities, and upon receipt of)) such [liabilities in either (i) or (ii), by such assumption or otherwise,] ((releases, indemnities, and refunding agreements as they deem necessary for their protection,)) the Trustees [shall] ((may)) distribute the remaining proceeds ((Trust property)) or [assets (as] ((the remaining property of)) the [case may be) ratably] ((terminated Series or Class, in cash or in kind or partly each,)) among [the holders of] the [Shares] ((Shareholders)) of the Trust or [any affected] ((the)) Series [then outstanding].((or Class according to their respective rights; and))

 [(c) Upon completion] (((b) after termination ))of the ((Trust or the Series or Class and)) distribution ((to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records)) of the [remaining proceeds or] ((Trust and file with)) the [remaining assets] ((Secretary of The Commonwealth of Massachusetts,)) as [provided] ((appropriate, an instrument)) in [sub-section (b),] ((writing setting forth)) the [Trust or any affected Series shall terminate] ((fact of such termination,)) and the Trustees shall ((thereupon)) be discharged [of any and] ((from)) all further liabilities and duties [hereunder] ((with respect to the Trust or the terminated Series or Class,)) and the [right, title] ((rights)) and interests[,] of all [parties] ((Shareholders of the Trust or the terminated Series or Class)) shall [be cancelled and discharged.] ((thereupon cease.))

 ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in
Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

 ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series therof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))

FILING OF COPIES, REFERENCES, AND HEADINGS

 SECTION [5.] ((5.)) The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

 SECTION [6.] ((6.)) The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such ((a trust, and the absence of)) a ((specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such)) [trust.]((actions.))

AMENDMENTS

 SECTION 7.[If authorized by votes of] ((Except as specifically provided herein,)) the Trustees [and] ((may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment,)) a [Majority Shareholder Vote,] ((Declaration of Trust supplemental hereto)) or [by] ((an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on)) any [larger] ((amendment that would affect their right to)) vote [which] ((granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7; (d) on any amendment as)) may be required by [applicable] law or [this Declaration of Trust in] ((by the Trust's registration statement filed with the Commission; and (e) on)) any [particular case,] ((amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as)) the Trustees [shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which] ((determine,)) shall affect the Shareholders of one or more Series [but not the Shareholders of all outstanding Series] ((or Classes)) shall be authorized by vote of the Shareholders [holding a majority of the Shares entitled to vote] of each Series ((or Class)) affected and no vote [of Shareholders] of ((shareholders of)) a Series ((or Class)) not affected shall be required. [Amendments having the purpose of changing the name of the Trust or of supplying] ((Notwithstanding anything else herein,)) any [omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein] ((amendment to Article XI)) shall not [require authorization by Shareholder vote. Copies of] ((limit)) the [supplemental declaration] ((rights to indemnification or insurance provided therein with respect to action or omission)) of [trust shall be filed as specified in Section 5 of this Article XII]. ((Covered Persons prior to such amendment.))

FISCAL YEAR

 SECTION [8.] ((8.)) The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

 SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR [as investment adviser of] or a subsidiary or affiliate thereof as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity". FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

 ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

(( (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))

 IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this] ((as)) [19th] ((of the)) [day] ((date)) [of] ((set forth)) [January] ((above.)) [1995.]

[SIGNATURE LINES OMITTED]

EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

[FORM OF]
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST:
[FIDELITY HIGH YIELD TAX-FREE PORTFOLIO]
((SPARTAN MUNICIPAL INCOME FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [MODIFICATION made] ((AMENDMENT made)) this    ___ [1st]     day of
______, [December, 1994] ____ by and between Fidelity Court Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [Fidelity High Yield Tax-Free Portfolio] ((Spartan Municipal Income Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))

 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract Modified March 1, 1993, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of January 1, ((2000)) [1994] or the first day of the month following approval.

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.

  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets          Annualized Fee Rate (for each
                            level)

[$] 0   -  (($)) 3 billion  .3700%

3       -  6                .3400

6       -  9                .3100

9       -  12               .2800

12      -  15               .2500

15      -  18               .2200

18      -  21               .2000

21      -  24               .1900

24      -  30               .1800

30      -  36               .1750

36      -  42               .1700

42      -  48               .1650

48      -  66               .1600

66      -  84               .1550

84      -  120              .1500

120     -  156              .1450

156     -  192              .1400

192     -  228              .1350

228     -  264              .1300

264     -  300              .1275

300     -  336              .1250

336     -  372              .1225

[Over      372]             [.1200]

((372   -  408))            ((.1200))

((408   -  444))            ((.1175))

((444   -  480))            ((.1150))

((480   -  516))            ((.1125))

((Over     516))            ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .25%.

  The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.

  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee [is]computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1995] ((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange]Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

[FORM OF]
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST:
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [   AGREEMENT] ((AMENDMENT made)) this [1st] __ day of [January]
_____, [1992]     ((2000)) by and between Fidelity Court Street Trust,
a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["]("Fund"), on behalf of Spartan Connecticut Municipal Income ((Fund)) [Portfolio] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the ["] (("))Adviser") ((as set forth in its entirety below.))

((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 1, 1992, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on January 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are ["] (("))interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  (c) [The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]

  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. [For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of .55% of the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust) determined as of the close of business on each day throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In the case of initiation or termination of this Contract during any month, the fee shall be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.]((The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.))

  (((a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))

((Average Net Assets   Annualized Fee Rate (for each
                       level)

0     -  $ 3 billion  .3700%

3     -  6            .3400

6     -  9            .3100

9     -  12           .2800

12    -  15           .2500

15    -  18           .2200

18    -  21           .2000

21    -  24           .1900

24    -  30           .1800

30    -  36           .1750

36    -  42           .1700

42    -  48           .1650

48    -  66           .1600

66    -  84           .1550

84    -  120          .1500

120   -  156          .1450

156   -  192          .1400

192   -  228          .1350

228   -  264          .1300

264   -  300          .1275

300   -  336          .1250

336   -  372          .1225

372   -  408          .1200

408   -  444          .1175

444   -  480          .1150

480   -  516          .1125

Over     516          .1100))

  (((b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .25%

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))

  (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))

 ((4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))

 [4.]((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 [5.]((6.))(a) Subject to prior termination as provided in sub((-))[-]paragraph (d) of this paragraph [5,] ((6,)) this Contract shall continue in force until ((June 30, 2000)) [May 31, 1992] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of ((sub-))[-]((paragraphs)) (a) and (b) of this paragraph [5, ] ((6,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 [6.]((7.)) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms ["]((")) vote of a majority of the outstanding voting securities," ["](("))assignment" and ["](("))interested"persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

[FORM OF]
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST:
SPARTAN FLORIDA MUNICIPAL INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

    [AGREEMENT] ((AMENDMENT made)) this [20th] __ day of [February]
_______, [1992]     ((2000)) by and between Fidelity Court Street
Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["](("))Fund"), on behalf of Spartan Florida Municipal Income ((Fund)) [Portfolio] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the ["] (("))Adviser") ((as set forth in its entirety below.))

((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated February 20, 1992, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on January 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are ["](("))interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  [(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]

  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. [For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of .55% of the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust) determined as of the close of business on each day throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In the case of initiation or termination of this Contract during any month, the fee shall be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.]((The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.))

  (((a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))

((Average Net Assets   Annualized Fee Rate (for each
                       level)

0     -  $ 3 billion  .3700%

3     -  6            .3400

6     -  9            .3100

9     -  12           .2800

12    -  15           .2500

15    -  18           .2200

18    -  21           .2000

21    -  24           .1900

24    -  30           .1800

30    -  36           .1750

36    -  42           .1700

42    -  48           .1650

48    -  66           .1600

66    -  84           .1550

84    -  120          .1500

120   -  156          .1450

156   -  192          .1400

192   -  228          .1350

228   -  264          .1300

264   -  300          .1275

300   -  336          .1250

336   -  372          .1225

372   -  408          .1200

408   -  444          .1175

444   -  480          .1150

480   -  516          .1125

Over     516          .1100))

  (((b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .25%

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))

  (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))

 ((4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))

 [4.]((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 [5.]((6.))(a) Subject to prior termination as provided in sub((-))[-]paragraph (d) of this paragraph [5,] ((6,)) this Contract shall continue in force until ((June 30, 2000)) [May 31, 1993] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of ((sub-))[-]((paragraphs)) (a) and (b) of this paragraph [5, ]((6,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 [6.]((7.)) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms ["]((")) vote of a majority of the outstanding voting securities," ["](("))assignment" and ["]((")))interested"persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 5

((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

[FORM OF]
MANAGEMENT CONTRACT
BETWEEN
FIDELITY COURT STREET TRUST:
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [   AGREEMENT] ((AMENDMENT made)) this [1st] __ day of [January]
_______, [1992]     ((2000)) by and between Fidelity Court Street
Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the ["](("))Fund"), on behalf of Spartan New Jersey Municipal [High Yield] Income ((Fund)) [Portfolio] (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the ["](("))Adviser") ((as set forth in its entirety below.))

((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 1, 1992, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on January 1, 2000.))

 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are ["](("))interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

  [(c) The Adviser undertakes to pay all expenses involved in the operation of the Portfolio, except the following, which shall be paid by the Portfolio: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Portfolio; and (v) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Portfolio is or is threatened to be a party and the legal obligation that the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Portfolio, including charges for exchanges, redemptions, or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.]

  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

 3. [For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of .55% of the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust) determined as of the close of business on each day throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Portfolio to those Trustees who are not "interested persons" of the Fund or the Adviser. In the case of initiation or termination of this Contract during any month, the fee shall be reduced proportionately based on the number of business days during which it is in effect and the fee computed upon the average net assets for the business days it is so in effect for that month.]((The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.))

  (((a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))

((Average Net Assets   Annualized Fee Rate (for each
                       level)

0     -  $ 3 billion  .3700%

3     -  6            .3400

6     -  9            .3100

9     -  12           .2800

12    -  15           .2500

15    -  18           .2200

18    -  21           .2000

21    -  24           .1900

24    -  30           .1800

30    -  36           .1750

36    -  42           .1700

42    -  48           .1650

48    -  66           .1600

66    -  84           .1550

84    -  120          .1500

120   -  156          .1450

156   -  192          .1400

192   -  228          .1350

228   -  264          .1300

264   -  300          .1275

300   -  336          .1250

336   -  372          .1225

372   -  408          .1200

408   -  444          .1175

444   -  480          .1150

480   -  516          .1125

Over     516          .1100))

  (((b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .25%

 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))

  (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))

 ((4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.))

 [4.]((5.)) The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

 [5.]((6.))(a) Subject to prior termination as provided in sub((-))[-]paragraph (d) of this paragraph [5,] ((6,)) this Contract shall continue in force until ((June 30, 2000)) [May 31, 1992] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

  (b) This Contract may be modified by mutual consent [, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))

  (c) In addition to the requirements of ((sub-))[-]((paragraphs)) (a) and (b) of this paragraph [5, ]((6,)) the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

 [6.]((7.)) The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.

 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))

 The terms ["](("))vote of a majority of the outstanding voting securities," ["](("))assignment" and ["](("))interested"persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 6

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____, by and between Fidelity Court Street Trust (Court Street Trust), on behalf of Spartan Municipal Income Fund (the
Fund), a separate series of Court Street Trust, and Fidelity Municipal Trust (Municipal Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Municipal Trust (the Series) solely in exchange for shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholder(s)) in complete liquidation and termination of the Fund, in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE FUND

 Court Street Trust, on behalf of the Fund, represents and warrants as follows:

 (a) The Fund is a series of Court Street Trust, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;

 (b) The Fund is a series of Court Street Trust, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;

 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or the Bylaws of Court Street Trust, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;

 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;

 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Municipal Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;

 (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;

 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;

 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;

 (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;

 (l) The Fund shares are widely held and may be purchased and redeemed upon request;

 (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;

 (n) Immediately following the consummation of the Reorganization, Municipal Trust will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;

 (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;

 (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;

 (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;

 (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;

 (s) The Fund is a regulated investment company as defined in Section 851 of the Code;

 (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

2. REPRESENTATIONS AND WARRANTIES OF MUNICIPAL TRUST

 Municipal Trust represents and warrants as follows:

 (a) Municipal Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;

 (b) Municipal Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Municipal Trust;

 (c) Municipal Trust is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or Municipal Trust's Bylaws, or, to Municipal Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Municipal Trust is a party or by which Municipal Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Municipal Trust is a party or is bound;

 (d) To Municipal Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Municipal Trust or any of its properties or assets that assert liability on the part of Municipal Trust, except as previously disclosed in writing to Municipal Trust. Municipal Trust knows of no facts that might form the basis for the institution of such proceedings;

 (e) Municipal Trust intends for the Series to be a regulated investment company under Section 851 of the Code;

 (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;

 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Municipal Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Municipal Trust enforceable against the Series in accordance with its terms;

 (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Municipal Trust;

 (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;

 (j) Municipal Trust has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as the series of a registered open-end investment company;

 (k) Municipal Trust has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;

 (l) Following the Reorganization, Municipal Trust, on behalf of the Series, will continue the Fund's historic business;

 (m) No consideration other than series shares will be issued in exchange for the Fund shares in the Reorganization.

 (n) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired, or that will be settled at a discount.

 (o) At the time of the Reorganization, the Series will be a regulated investment company as defined in section 851 of the Code.

 (p) Municipal Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;

 (q) The information to be furnished by Municipal Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

 (r) Municipal Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and

 (s) To Municipal Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.

 (t) Municipal Trust, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.

3. REORGANIZATION

 (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Municipal Trust solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).

 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties,of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement.

 (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Court Street Trust or any officer duly authorized by them, on the Court Street Trust's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between Municipal Trust, on behalf of the Series, and FMR,
(ii) Sub-Advisory Agreement between FMR and Fidelity Investments Money Management, Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between Municipal Trust, on behalf of the Series, and Fidelity Distributors Corporation (FDC) substantively identical to the contracts, agreement(s) and plan(s) currently in effect with respect to the Fund immediately prior to the Closing Date (as defined below), except as to the parties to such contract, agreement and plan and (iii) the independent accountants who currently serve in that capacity for the Fund, and (iv) the adoption of revised fundamental policy described in Proposal 12 of the Proxy Statement.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with the Court Street Trust Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.

 (e) Immediately after the distribution of the Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.

 (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.

 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.

4. VALUATION

 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time).

 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.

 (c) The number, value, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.

 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.

5. FEES; EXPENSES

 (a) Municipal Trust and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.

 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the Agreement, provided that they do not exceed the fund's existing expense cap. Expenses exceeding the the fund's expense cap, as applicable, will be paid by FMR, but not including costs incurred in connection with the purchase or sale of portfolio securities.

6. CLOSING DATE

 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Court Street Trust and Municipal Trust, 82 Devonshire Street, Boston, Massachusetts, on February 23, 2000, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.

 (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.

 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Citibank, N.A., as custodian for the Fund, of the Fund's reorganization to a series of Municipal Trust.

 (d) Citibank, N.A., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Municipal Trust shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Municipal Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND

 (a) If required to do so pursuant to the terms of Court Street Trust's Amended and Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.

 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Court Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF MUNICIPAL TRUST

The obligations of Municipal Trust hereunder shall be subject to the following conditions:

 (a) That the Fund furnishes to Municipal Trust a statement, dated as of the Closing Date, signed by an officer of Court Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That the Fund furnishes Municipal Trust with copies of the resolutions, certified by an officer of Court Street Trust, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;

 (c) That the Fund shall deliver to Municipal Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;

 (d) That the Fund's custodian shall deliver to Municipal Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (e) That the Fund's transfer agent shall deliver to Municipal Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (f) If applicable, that the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;

 (g) That the Fund delivers to Municipal Trust a certificate of an officer of Court Street Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since November 30, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Municipal Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Municipal Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE FUND

 The obligations of the Fund hereunder shall be subject to the following conditions:

 (a) That Municipal Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Municipal Trust, dated as of the Closing Date pursuant to which Trust, on behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Municipal Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Municipal Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Municipal Trust, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.

10. CONDITIONS TO OBLIGATIONS OF THE FUND AND MUNICIPAL TRUST

 The obligations of the Fund and Municipal Trust hereunder shall be subject to the following conditions:

 (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Municipal Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Municipal Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That Municipal Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.

 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (f) That Municipal Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Municipal Trust and the Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under Section
368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Series Shares to the shareholders of the Fund in liquidation of the Fund;

  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Series Shares and the assumption of the Fund's liabilities;

  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;

  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;

  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;

  (vii) A Fund Shareholder's basis in the the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;

  (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.

  (ix) The Reorganization will not result in the termination of the Fund's taxable year, and the Fund's tax attributes enumerated in
Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.

 Notwithstanding anything herein to the contrary, neither the Fund nor Municipal Trust may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE FUND

 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.

 (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

 (c) The Fund covenants that it will assist Municipal Trust in obtaining such information as Municipal Trust reasonably requests concerning the beneficial ownership of Fund Shares.

 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated
Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER

 (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because

  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 (b) In the event of any such termination, there shall be no liability for damages on the part of Municipal Trust or the Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Court Street Trust, Municipal Trust, the Fund, or the Series; provided, however, that following the shareholders' meeting, if any, called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. LIMITATION OF LIABILITY

 Copies of the Declarations of Trust of Municipal Trust and Court Street Trust, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Municipal Trust and Court Street Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Court Street Trust's or Municipal Trust's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Municipal Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the trustees of such Fund or Series.

15. ASSIGNMENT

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

FIDELITY COURT STREET TRUST, ON BEHALF OF
SPARTAN MUNICIPAL INCOME FUND

[Signature Lines Omitted]

FIDELITY MUNICIPAL TRUST

[signature lines omitted]

FMR hereby agrees to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.

FIDELITY MANAGEMENT & RESEARCH COMPANY

[signature lines omitted]

EXHIBIT 7
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT  OBJECTIVE AND FUND  FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                     (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                         TO FMR (C)

MUNICIPAL INCOME (D)

Spartan Arizona Municipal        8/31/98             $ 21.5               0.55%
Income

Spartan Maryland Municipal       8/31/98              40.5                0.55
Income

Spartan Short-Intermediate       8/31/98              691.8               0.55
Municipal Income

Advisor Intermediate
Municipal Income (x)

 Class A                         10/31/98             0.8                 0.38

 Class T                         10/31/98             53.1                0.38

 Class B                         10/31/98             8.4                 0.38

 Class C                         10/31/98             0.5                 0.38

 Institutional Class             10/31/98             6.1                 0.38

Advisor Municipal Income (x)

 Class A                         10/31/98             5.1                 0.39

 Class T                         10/31/98             383.4               0.39

 Class B                         10/31/98             47.1                0.39

 Class C                         10/31/98             3.0                 0.39

 Institutional Class             10/31/98             2.7                 0.39

Spartan Connecticut Municipal    11/30/98             356.2               0.55
Income

Spartan Florida Municipal        11/30/98             431.3               0.55
Income

Spartan Municipal Income         11/30/98             2,937.2             0.38

Spartan New Jersey Municipal     11/30/98             373.9               0.55
Income

Spartan Intermediate             12/31/98             1,128.0             0.35
Municipal Income

Spartan Michigan Municipal       12/31/98             465.2               0.38(z)
Income

Spartan Minnesota Municipal      12/31/98             303.0               0.35(z)
Income

Spartan Ohio Municipal Income    12/31/98             390.7               0.38(z)

Spartan Pennsylvania             12/31/98             265.8               0.55
Municipal Income

Spartan Massachusetts            1/31/99              1,299.6             0.38
Municipal Income

Spartan New York Municipal       1/31/99              1,144.6             0.38(z)
Income

Spartan California Municipal     2/28/99              1,280.7             0.38
Income


(a) All fund data are as of the fiscal year end noted in the chart or as of July 31, 1999, if fiscal year end figures are not available.

(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (z). For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes. Funds so affected are indicated by (x).

(d) FMR has entered into sub-advisory agreements with Fidelity
Investments Money Management, Inc. (FIMM) with respect to the fund.

   COU-PXS-1099                           CUSIP#316089101/FUND#407
1.728426.100                              CUSIP#316089705/FUND#427
                                          CUSIP#316089507/FUND#037
                                          CUSIP#316089200/FUND#416

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY COURT STREET TRUST: SPARTAN CONNECTICUT MUNICIPAL INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust: Spartan Connecticut Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                   cusip# 316089101/fund# 407

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------

2.  To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
    PricewaterhouseCoopers LLP
    as independent accountants
    of the fund.

3.  To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
    adopt an amended and
    restated Declaration of
    Trust.

5.  To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
    management contract for the
    fund, including a management
    fee structure change.

8.  To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  8.
    fundamental 80% investment
    policy and adopt a
    comparable non-fundamental
    policy.



CTM-PXC-1099                                cusip# 316089101/fund# 407

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY COURT STREET TRUST: SPARTAN FLORIDA MUNICIPAL INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis , or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust: Spartan Florida Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                       cusip# 316089705/fund# 427

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------


1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis,  (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Peter S.
    Lynch, (07) William O.
    McCoy, (08) Gerald C.
    McDonough, (09) Marvin L.
    Mann, (10) Robert C. Pozen,
    (11) Thomas R. Williams, and
    (12) Ned C. Lautenbach.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________


2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the funds.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

5.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract for the
     fund, including a management
     fee structure change.

9.   To eliminate the fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  9.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.

11.  To eliminate the fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  11.
     fundamental investment
     policy regarding investments
     in debt securities of
     investment-grade quality and
     below investment-grade
     quality.





SFC-PXC-1099                                cusip# 316089705/fund# 427

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY COURT STREET TRUST: SPARTAN NEW JERSEY MUNICIPAL INCOME FUND PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis , or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust: Spartan New Jersey Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                      cusip# 316089200/fund# 416

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------


1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis,  (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Peter S.
    Lynch, (07) William O.
    McCoy, (08) Gerald C.
    McDonough, (09) Marvin L.
    Mann, (10) Robert C. Pozen,
    (11) Thomas R. Williams, and
    (12) Ned C. Lautenbach.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________

2.   To ratify the selection of      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the funds.

3.   To authorize the Trustees to    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of Trust.

5.   To approve an amended           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     management contract for the
     fund, including a management
     fee structure change.

10.  To eliminate the fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  10.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.




NJN-PXC-1099                                cusip# 316089200/fund# 416

Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY COURT STREET TRUST: SPARTAN MUNICIPAL INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Court Street Trust: Spartan Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                        _____________, 1999
_______________________________________
_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                           cusip # 316089507/fund# 037

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

----------------------------------------------------------------------


1.  To elect the nominees          [  ] FOR all nominees listed  [  ] WITHHOLD authority to  1.
    specified below as Trustees:  (except as marked to the       vote for all nominees.
     (01) Ralph F. Cox, (02)      contrary below).
    Phyllis Burke Davis,  (03)
    Robert M. Gates, (04) Edward
    C. Johnson 3d, (05) Donald
    J. Kirk, (06) Peter S.
    Lynch, (07) William O.
    McCoy, (08) Gerald C.
    McDonough, (09) Marvin L.
    Mann, (10) Robert C. Pozen,
    (11) Thomas R. Williams, and
    (12) Ned C. Lautenbach.
    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF THE
    NOMINEE(S) ON THE LINE
    BELOW.)




______________________________________________________________________


2.   To ratify the selection of    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     PricewaterhouseCoopers LLP
     as independent accountants
     of the fund.

3.   To authorize the Trustees to  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     adopt an amended and
     restated Declaration of
     Trust.

4.   To approve an amended         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     management contract for the
     fund.

6.   To approve a plan providing   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     for the reorganization of
     the fund from a series of
     one Massachusetts Business
     Trust to another.

7.   To eliminate the fund's       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  7.
     fundamental 80% investment
     policy and adopt a
     comparable non-fundamental
     policy.

12.  To amend the fund's           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  12.
     fundamental investment
     limitation concerning
     diversification to exclude
     securities of other
     investment companies from
     the limitation for the fund.





HIY-PXC-1099                                cusip# 316089507/fund# 037

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

SPARTAN(Registered trademark) MUNICIPAL INCOME FUND
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND
SPARTAN FLORIDA MUNICIPAL INCOME FUND
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on December 15, 1999. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund(s). This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
You may be asked to vote on the following proposals:
1. To elect a Board of Trustees.
2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the funds.
3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
4. To approve an amended management contract for Spartan Municipal
Income Fund.
5. To approve an amended management contract, including a management fee structure change, for Spartan Connecticut Municipal Income Fund, Spartan Florida Municipal Income Fund, and Spartan New Jersey Municipal Income Fund.
6. To approve an Agreement and Plan providing for the reorganization of Spartan Municipal Income Fund from a separate series of one Massachusetts business trust to another.
7. To eliminate Spartan Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
8. To eliminate Spartan Connecticut Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
9. To eliminate Spartan Florida Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
10. To eliminate Spartan New Jersey Municipal Income Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
11. To eliminate Spartan Florida Municipal Income Fund's fundamental investment policies regarding investments in debt securities of investment-grade quality and below investment-grade quality.
12. To amend Spartan Municipal Income Fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation for the fund.

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE THE FUNDS PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST? (PROPOSAL 3)
The new Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility, and, subject to the applicable requirements of federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions.

Adoption of the new Declaration of Trust will not alter the Trustees' existing fiduciary obligations to act in the best interests of the funds' shareholders. Before utilizing any new flexibility that the new Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The new Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the proxy statement for specific details.

WHY IS SPARTAN MUNICIPAL INCOME FUND PROPOSING AN AMENDED MANAGEMENT
CONTRACT?
(PROPOSAL 4)
The amended management contract provides for lower management fees to be paid to Fidelity Management & Research Company (FMR) when FMR's assets under management exceed certain levels. The fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act).

The amended management contract will result in a management fee that is the same as or lower than the fee payable under the fund's present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

WHY ARE SPARTAN CONNECTICUT MUNICIPAL INCOME FUND, SPARTAN FLORIDA MUNICIPAL INCOME FUND, AND SPARTAN NEW JERSEY MUNICIPAL INCOME FUND PROPOSING AN AMENDED MANAGEMENT CONTRACT? (PROPOSAL 5)
The amended management contract for the funds change each fund's current "all-inclusive" management fee arrangement to a "group fee" arrangement that is standard for other Fidelity municipal bond funds. Each fund's amended management contract also allows FMR and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the 1940 Act.

Under the present management contract, each fund pays FMR an all-inclusive management fee which covers substantially all fund expenses; FMR pays the fund's operating expenses, with limited exceptions. Under the proposed amended management contract, each fund would pay its management fee and other expenses separately. FMR would no longer pay each fund's other expenses. The group fee rate varies according to the monthly average net assets of all funds having management contracts with FMR, and provides for lower management fees to be paid to FMR when FMR's assets under management exceed certain levels. If approved, the proposed group fee structure will result in a lower management fee, but each fund's total operating expense ratio may or may not exceed the current rate.

Please refer to the proxy statement for specific details of each fund's amended management contract proposal.

WHY IS SPARTAN MUNICIPAL INCOME FUND PROPOSING TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER? (PROPOSAL 6)
The Board is proposing to reorganize Spartan Municipal Income Fund to a separate series of another Massachusetts business trust to consolidate and streamline the production and mailing of certain legal documents. The proposed change will have no material effect on shareholders or the management of the fund.

WHY ARE SPARTAN MUNICIPAL INCOME FUND, SPARTAN CONNECTICUT MUNICIPAL INCOME FUND, SPARTAN FLORIDA MUNICIPAL INCOME FUND, AND SPARTAN NEW JERSEY MUNICIPAL INCOME FUND PROPOSING TO ELIMINATE THEIR FUNDAMENTAL 80% INVESTMENT POLICY AND REPLACE THEM WITH A COMPARABLE NON-FUNDAMENTAL POLICY? (PROPOSALS 7, 8, 9, AND 10)
By making each fund's fundamental (cannot be changed without shareholder approval) 80% investment policy non-fundamental (future changes to the policy would only require approval by the Board of Trustees, not shareholders), the Trustees will be able to comply more quickly when the SEC adopts a definitive version of its proposed name
test rule (Name Test Rule).   In addition, if the proposal is
approved, the fundamental 80% "income test" will be replaced with a non-fundamental "asset test. " An asset-based test can be monitored more efficiently than an income-based test, which may facilitate the fund's compliance efforts.

The Trustees propose that each fund's existing 80% fundamental policy be made non-fundamental. Thus, when the SEC adopts a definitive Name Test Rule, the Trustees will have the flexibility to modify each fund's policy to conform to the new rule without the delay and expense of a shareholder meeting. The Trustees anticipate that the approval of the proposal will have no material effect on the funds or their investment operations.

WHY IS SPARTAN FLORIDA MUNICIPAL INCOME FUND PROPOSING TO ELIMINATE ITS FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN INVESTMENT-GRADE QUALITY AND BELOW INVESTMENT-GRADE QUALITY DEBT SECURITIES? (PROPOSAL 11)
The primary purpose of this proposal is to allow the fund to more clearly communicate its investment strategy by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its more restrictive, non-fundamental investment policy of investing in investment-grade debt securities.

The fund does not currently invest, or intend to invest, in securities rated below investment-grade, and the elimination of these policies is not expected to materially affect the way the fund is managed.

WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION FOR SPARTAN MUNICIPAL INCOME FUND? (PROPOSAL 12)
This proposal would permit the fund, subject to the requirements of the 1940 Act, to invest without limit in the securities of other investment companies including the portion of each fund allocated to the fixed-income market. Pursuant to an order of exemption granted by the SEC, the fund may invest in short-term bond or money market funds managed by FMR or an affiliate of FMR (the Investment Funds). FMR anticipates that investing in the Investment Funds will benefit the fund by enhancing the efficiency of the investment of cash generated by fund shareholder or investment activity, or through the investment of fund assets allocated to the short-term bond or money markets in support of a fund's investment objective.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is October 18, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."